                                                                   EXHIBIT 99.2
                           Houghton Mifflin Company
            Pro Forma Combined Balance Sheet and Income Statements
                                 (Unaudited)


Background Information
----------------------

On October 31, 1995, Houghton Mifflin Company ("Company") acquired certain assets and assumed certain liabilities of D.C. Heath and Company ("Heath") from Raytheon Company ("Raytheon") in a cash transaction. The total cost of the acquisition is estimated at $459 million, of which $455 million represents the contractual purchase amount and $4 million represents estimated professional and other fees directly related to the acquisition.

The Company financed $345 million of the acquisition with short-term bank debt. The Company intends to refinance this debt with long-term debt securities to be issued under a shelf registration. Accordingly, the Pro Forma Combined Balance Sheet classifies the bank borrowings as long-term obligations.

Operating cash of $114 million was also applied to the acquisition. The September 30, 1995 historical balance sheet shows cash and marketable securities of $110 million. As a result, the remaining $4 million is shown on the Pro-Forma Combined Balance Sheet as short-term borrowings.

Basis of Accompanying Unaudited Pro Forma Financial Statements
--------------------------------------------------------------

The acquisition will be accounted for as a purchase. Accordingly, the results of Heath will be included in the Company's operating results as of October 31, 1995, the date of acquisition. The Pro Forma Balance Sheet combines the audited combined balance sheet of Heath at October 31, 1995 with the Company's consolidated balance sheet as of September 30, 1995. The Pro Forma Combined Income Statements assume that the acquisition occurred on January 1, 1994 and January 1, 1995. Cost savings that may be recognized from the combination of the Company and Heath are not included.

The intangible assets shown in the accompanying balance sheet as a result of the acquisition amount to approximately $346 million and are being amortized over the expected life estimated at twenty years. The actual allocation of the purchase price, including the allocation of intangibles to assets acquired, may be different from that reflected in the pro forma financial data.

This unaudited pro forma combined financial information does not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the date indicated or of those results which may be obtained in the future. The pro forma combined financial information should be read in conjunction with the consolidated financial statements of Houghton Mifflin Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994.

The unaudited pro forma combined income statements do not include certain non-recurring charges which may result from the transaction and the integration of Heath into the Company. The Company expects such items to be charged to operations during the period ended December 31, 1995. Such charges include integration expenses related to personnel, facilities, and assets. The unaudited pro forma combined balance sheet does contain these adjustments.

Pro Forma Adjustments
---------------------

A summary of the Pro Forma Adjustments is set forth as follows:

a) To record the operating cash, marketable securities and borrowings associated with consummation of the transaction.

Intangible assets                       459,000
        Cash                                            95,480
        Marketable securities                           14,420
        Long-term debt                                 345,000
        Short-term borrowings                            4,100



b) To adjust for certain Heath assets and liabilities that were not acquired.

Divisional net worth                     30,000
Accrued expenses                          1,700
        Receivables                                     31,000
        Property, plant and equipment, net                 700



c) To record an estimate of the non-recurring charges and the related tax effects resulting from the transaction and the integration of Heath. These charges relate to excess inventory and duplicate titles, as well as provisions for transaction and transition costs.

Retained earnings                        30,000
Taxes payable                            19,200
        Book plates, net                                17,500
        Inventory                                       10,500
        Author advances                                  1,900
        Accrued expenses                                19,300



d) To adjust certain Heath assets acquired to estimated fair market value.

Intangible assets                        15,750
        Book plates, net                                12,500
        Inventory                                        2,100
        Accrued post retirement liabilities              1,150



e) To eliminate Heath stockholders' equity and net worth.

Common stock                                  1
Retained earnings                         3,044
Divisional net worth                    127,347
        Intangible assets                              130,392


f) To record estimated net interest expense (in 1995 for nine months) at 7% associated with the acquisition financing. This rate is an estimate of the interest rate of the debt securities to be issued under the Company's shelf registration.

g) To record intangible asset amortization expense (in 1995 for nine months) using an amortization period of approximately 20 years.

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            (Amounts in thousands)


                                                          Company       D.C. Heath
                                                       September 30,    October 31,     Pro Forma       Pro Forma
                                                            1995           1995        Adjustments       Combined
                                                            ----           ----        -----------       --------
Current assets
   Cash and cash equivalents                              $ 95,480       $      0      ($ 95,480)  a             0
   Marketable securities                                    14,420                       (14,420)  a             0
   Accounts receivable, net                                239,247         49,193        (31,000)  b       257,440
   Inventories                                              92,512         55,848        (12,600)  c, d    135,760
   Other                                                     6,859            557              0             7,416
                                                       ------------------------------------------------------------
     Total current assets                                  448,518        105,598       (153,500)          400,616

Property, plant and equipment,
   at cost, net of accumulated depreciation
   and amortization                                         25,959         13,522           (700)  b        38,781
Book plates, net of accumulated amortization                44,484         64,496        (30,000)  c, d     78,980
                                                       ------------------------------------------------------------
                                                            70,443         78,018        (30,700)          117,761

Other assets
   Intangible assets, net                                  118,748         19,651        344,358   a, d, e 482,757
   Other                                                    74,225                        (1,900)  c        72,325
                                                       ------------------------------------------------------------
     Total other assets                                    192,973         19,651        342,458          555,082
                                                       ------------------------------------------------------------
                                                          $711,934       $203,267       $158,258        $1,073,459
                                                       ============================================================
Current liabilities
   Accounts payable                                        $65,591        $22,294       $      0        $   87,885
   Short-term borrowings                                                                   4,100   a         4,100
   Accrued royalties                                        30,116          8,464                           38,580
   Other accrued expenses                                   34,098         12,117         17,600   b, c     63,815
   Income taxes                                             25,708              0        (19,200)  c         6,508
                                                       ------------------------------------------------------------
     Total current liabilities                             155,513         42,875          2,500           200,888

Long-term debt                                             226,133              0        345,000   a       571,133

Other liabilities                                           17,094              0              0            17,094
Accrued postretirement liabilities                          25,673                         1,150   d        26,823

Stockholders' equity and net worth
   Common stock                                             14,759              1             (1)  e        14,759
   Capital in excess of par value                           31,655              0              0            31,655
   Retained earnings                                       283,634          3,044        (33,044)  c, e    253,634
   Divisional net worth                                         --        157,347       (157,347)  b, e         --
   Notes receivable from purchase agreements                (5,744)             0              0            (5,744)
                                                       ------------------------------------------------------------
                                                           324,304        160,392       (190,392)          294,304
Less:
   Common stock held in treasury, at cost                   (6,115)             0              0            (6,115)
   Benefits trust assets, at market                        (30,668)             0              0           (30,668)
                                                       ------------------------------------------------------------
Total stockholders' equity                                 287,521        160,392       (190,392)          257,521
                                                       ------------------------------------------------------------
                                                          $711,934       $203,267       $158,258        $1,073,459
                                                       ============================================================

                UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                   (In thousands, except per share amounts)

                                                          Company          D.C. Heath
                                                        for the nine      for the ten
                                                        months ended     months ended      Pro Forma
                                                       Sept. 30, 1995    Oct. 31, 1995    Adjustments      Pro Forma
                                                       --------------    -------------    -----------      ---------
Net sales                                                 $423,053         $176,454                         $599,507

Costs and expenses
   Cost of sales                                           197,625           87,635                          285,260
   Selling and administrative                              153,939           59,217          12,913   g      226,069
   Special charges                                           7,033                                             7,033
                                                          --------         --------        --------         --------
                                                           358,597          146,852          12,913          518,362
                                                          --------         --------        --------         --------
Operating income                                            64,456           29,602         (12,913)          81,145

Other income (expense)
  Gain on equity transactions of INSO Corporation           15,001                                            15,001
  Equity in earnings of INSO Corporation                       273                                               273
  Interest expense, net                                     (6,396)          (4,009)        (23,882)  f      (34,287)
                                                          --------         --------        --------         --------
                                                             8,878           (4,009)        (23,882)         (19,013)
                                                          --------         --------        --------         --------
Income before taxes and cumulative effect
     of accounting change                                   73,334           25,593         (36,795)          62,132

Taxes on income before cumulative effect of
     accounting change                                     (28,900)         (10,460)         14,501          (24,859)
                                                          --------         --------        --------         --------
Income before cumulative effect of
     accounting change                                    $ 44,434         $ 15,133        ($22,294)        $ 37,273
                                                          ========         ========        ========         ========

Income per share before cumulative effect
     of accounting change                                 $   3.22                                          $   2.70
                                                          ========                                          ========

Shares utilized in calculation of income
     per share before cumulative effect
     of accounting change                                   13,805                                            13,805
                                                          ========                                          ========

                UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                For the twelve months ended December 31, 1994
                   (In thousands, except per share amounts)

                                                                                              Pro Forma
                                                           Company         D.C. Heath        Adjustments        Pro Forma
                                                           -------         ----------        -----------        ---------
Net sales                                                 $483,076          $180,098                             $663,174

Costs and expenses
   Cost of sales                                           230,674            89,950                              320,624
   Selling and administrative                              192,425            64,895           17,218   g         274,538
   Special charges                                           6,513                                                  6,513
                                                          --------          --------         --------            --------
                                                           429,612           154,845           17,218             601,675
                                                          --------          --------         --------            --------
Operating income                                            53,464            25,253          (17,218)             61,499

Other income (expense)
  Gain on sale of interest in Software Division             36,212                                                 36,212
  Equity in earnings of INSO Corporation                     1,973                                                  1,973
  Interest expense, net                                     (6,509)           (2,636)         (31,843)  f         (40,988)
                                                          --------          --------         --------            --------
                                                            31,676            (2,636)         (31,843)             (2,803)
                                                          --------          --------         --------            --------
Income before taxes and extraordinary item                  85,140            22,617          (49,061)             58,696
                                                          --------          --------         --------            --------
Taxes on income before extraordinary item                  (32,710)           (9,255)          18,849             (23,116)
                                                          --------          --------         --------            --------
Income before extraordinary item                          $ 52,430          $ 13,362         ($30,212)           $ 35,580
                                                          ========          ========         ========            ========

Income per share before extraordinary item                $   3.79                                               $   2.57
                                                          ========                                               ========

Shares utilized in calculation of income
     per share before extraordinary item                    13,822                                                 13,822
                                                          ========                                               ========